合 作 协 议

甲方：哈尔滨惠美佳生物科技有限公司(以下简称甲方)
乙方：黑龙江省庆安县招商局(以下简称乙方)

甲乙双方本着相互依托、相互促进、相互合作、共同发展的原则，政府牵头、搭台、协调，企业合作共同发展地方农业深加工及相关产业，带动地方经济。经友好协商，达成如下协议：

1、 乙方作为甲方的绿色、有机、无公害农产品生产基地。
2、 甲方相关农产品只在乙方所属企业生产，乙方须首先无条件满足甲方市场需求。
3、 甲方享受最优惠的价格及当地优惠的税收政策。
4、 甲方定期向乙方提供技术支持及先进生产工艺即使术培训、管理人员培训。
5、 甲方确定产品生产的质量标准、及包装要求，乙方按甲方要求生产绿色、有机、无公害农产品，包括各种米、杂粮、山特产品、油脂、酒、蔬菜、肉、蛋、禽、中药材等。
6、 乙方负责产品的原料，原料须符合国家绿色、有机、无公害标准，甲方提供产品包装。
7、 乙方为甲方出局质量合格证，绿色、有机、无公害相关资质，质检报告。
8、 每次生产前20天，甲方向乙方下达生产计划，生产计划包括产品名称、规格、数量、包装方式等。
9、 产品价格：按下达生产计划当时的市场价格计算，上下浮动不超过3%。
10、交货时间：乙方收到生产计划的20天内。
11、提货方式：甲方自提，需乙方代为发运时，甲方承担运输费。
12、结算方式：下达生产计划时，支付当批次货款的50%给乙方，余款甲方提货时结清。
13、甲方指定产品乙方没有销售权，如有需求应须甲方同意，并由甲方发货。
14、甲方每年的生产量须满足乙方生产能力的30%，且每年递增不少于5%。
15、未尽事宜甲乙双方协商解决，本协议自签定之日起生效。

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乙方代表：

乙方盖章：

2008年9月17日